Inventories	12 Months Ended
Dec. 31, 2013
Inventory Disclosure [Abstract]
Inventories

NOTE 8 — Inventories

Inventories consist of finished goods held for sale and distribution, raw materials and work-in-process. Included in inventory at December 31, 2013 and December 31, 2012 is approximately $16.4 million and $49.7 million, respectively, of inventory that is pending approval by the FDA, by other regulatory agencies or has not been launched due to contractual restrictions. The decrease was primarily due to lidocaine inventories. This inventory consists of generic pharmaceutical products that are capitalized only when the bioequivalence of the product is demonstrated or the product has already received regulatory approval and is awaiting a contractual triggering event to enter the marketplace.

Inventories consisted of the following as of December 31, 2013 and 2012:

	December 31,
	2013	2012
Raw materials	$522.0	$426.9
Work-in-process	168.9	126.2
Finished goods	1,250.3	1,104.6

	1,941.2	1,657.7
Less: inventory reserves	154.9	111.2

Inventories, net	$1,786.3	$1,546.5

Included in finished goods inventory as of December 31, 2013 was $235.1 million relating to the fair value step-up associated with the Warner Chilcott Acquisition.